GENERAL	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Compugen Ltd. (the “Company”) is a clinical-stage therapeutic discovery and development company utilizing our broadly applicable predictive computational discovery capabilities to identify novel drug targets and new biological pathways to develop therapeutics in the field of cancer immunotherapy. The Company’s innovative immuno-oncology pipeline consists of three clinical stage programs, COM701, COM902 and rilvegostomig, targeting immune checkpoints the Company discovered computationally. Two programs that are pursued internally, COM701, a potential first-in-class anti-PVRIG antibody, and COM902, a potential best-in-class therapeutic anti-TIGIT antibody, are in Phase 1 clinical trials and have been evaluated for the treatment of solid tumors as a monotherapy and in combination of dual (PVRIG/PD-1, PVRIG/TIGIT) and triple (PVRIG/PD-1/TIGIT) blockade. Based on the data from the Phase 1 trials and as part of our focus on two specific tumor types for the further clinical evaluation of COM701 and COM902, the Company initiated in 2023 two clinical trials evaluating the triple combination treatment of COM701, COM902 and pembrolizumab, one in metastatic microsatellite stable colorectal cancer patients and one in platinum resistant ovarian cancer patients. Rilvegostomig, a novel anti PD-1/TIGIT bispecific antibody with a TIGIT-specific component that is derived from the Company’s COM902 antibody, is being developed by AstraZeneca pursuant to an exclusive license agreement between the Company and AstraZeneca and is being evaluated in multiple clinical trials, including in Phase 3 clinical trial in patients with biliary tract cancer who will be randomized to receive rilvegostomig or placebo with investigator choice chemotherapy as adjuvant treatment after resection with curative intent. The Company’s therapeutic pipeline of early-stage immuno-oncology programs consists of programs aiming to address various mechanisms of immune resistance. The Company’s most advanced early-stage program, COM503, is in IND enabling studies and was licensed to Gilead in December 2023. COM503 is a potential first-in-class high affinity antibody, which blocks the interaction between IL-18 binding protein and IL-18, thereby freeing natural IL-18 in the tumor microenvironment to inhibit cancer growth. The Company’s business model is to selectively enter into collaborations for our novel targets and drug product candidates at various stages of research and development under various revenue-sharing arrangements.

b.	The Company is headquartered in Holon, Israel. Its clinical development activities are headed from its United States subsidiary, Compugen USA, Inc, located in San Francisco, CA.

c.
The Company has incurred losses in the amount of $ 18,754 during the year ended December 31, 2023, has an accumulated deficit of $ 474,527 as of December 31, 2023 and has an accumulated negative cash flow from operating activities in the amount of $ 35,886 for the year ended December 31, 2023. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements at the current level of yearly expenditures at least twelve months from the reporting date.

d.
On August 5, 2013, the Company entered into a Research and Development Collaboration and License Agreement (“Bayer Agreement”) with Bayer Pharma AG (“Bayer”) for the research, development, and commercialization of antibody-based therapeutics against two novel, Compugen-discovered immune checkpoint regulators.

Under the terms of the Bayer Agreement, the Company received an upfront payment of $ 10,000, and, following the return of the CGEN 15022 program in 2017, the Company was eligible to receive an aggregate amount of over $ 250,000 in potential milestone payments for Bapotulimab (formerly known as BAY1905254), not including aggregate milestone payments of $ 23,200 received to date. Additionally, the Company was eligible to receive mid to high single digit royalties on global net sales of any approved products under the collaboration.

Pursuant to the terms of Bayer Agreement, Bapotulimab program was transferred to Bayer’s full control for further preclinical and clinical development activities, and worldwide commercialization under milestone and royalty bearing license from Compugen.

On November 29, 2022, Bayer notified the Company that it has resolved to terminate, effective as of February 27, 2023, the Bayer Agreement.

e.
Effective March 30, 2018, the Company entered into an exclusive license agreement with MedImmune Limited, the global biologics research and development arm of AstraZeneca (“AstraZeneca”) to enable the development of bi-specific and multi-specific immuno-oncology antibody products. Under the terms of the agreement, Compugen provided an exclusive license to AstraZeneca for the development of bi-specific and multi-specific antibody products derived from COM902. AstraZeneca has the right to create multiple products under this license and will be solely responsible for all research, development, and commercial activities under the agreement. In connection with such license agreement, AstraZeneca developed rilvegostomig, a novel PD-/TIGIT bi-specific antibody with a TIGIT component that is derived from our COM902 and entered the clinic in September 2021 and initiated Phase 3 with first patient dosing in Phase 3 in December 2023. Compugen received a $10,000 upfront payment, and received or accrued $ 25,500 milestone payments out of up to $ 200,000 it is eligible to receive in development, regulatory and commercial milestones for the first product in addition to tiered royalties on future product sales. If additional products are developed, additional milestones and royalties would be due to Compugen for each product.

f.
On October 10, 2018, the Company entered into a Master Clinical Trial Collaboration Agreement (the “Agreement”) with Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) to evaluate the safety and tolerability of Compugen’s COM701 in combination with Bristol-Myers Squibbs’ PD-1 immune checkpoint inhibitor Opdivo® (nivolumab), in patients with advanced solid tumors.

Pursuant to the Agreement, Compugen was responsible for and sponsored the ongoing two-part Phase 1 trial, which included the evaluation of the combination of COM701 and Opdivo®. The collaboration was also designed to address potential future combinations, including trials sponsored by Bristol-Myers Squibb to investigate combined inhibition of checkpoint mechanisms, such as PVRIG and TIGIT. Bristol-Myers Squibb and Compugen each supplied the other company with its own compound for the other party’s study, and otherwise each party was responsible for all costs associated with the study that it is conducting.

In conjunction with the signing of the Agreement in October 2018, Bristol-Myers Squibb made a $ 12,000 investment in Compugen, see Note 8b.

On February 14, 2020, the Agreement was amended to include a triple combination clinical trial to evaluate the safety, tolerability and antitumor activity of COM701 in combination with Opdivo® (nivolumab), and Bristol-Myers Squibb’s investigational antibody targeting TIGIT known as BMS-986207, in patients with advanced solid tumors, instead of the planned expansion of the combined therapy study designed to evaluate the dual combination of COM701 and Opdivo®.

Pursuant to the Agreement, as amended, the Company sponsored the two-part Phase 1/2 trial, which evaluates the triple combination of COM701, Opdivo® and BMS-986207, in patients with advanced solid tumors where Bristol-Myers Squibb provided Opdivo® and BMS-986207 at no cost to the Company.

As part of the amended Agreement, it was agreed that the Company will complete the dose escalation arm of the dual combination of COM701 with Opdivo® under the ongoing Phase 1 study and will not continue the expansion cohorts of the dual combination. However, on February 19, 2021, the Agreement was further amended to include an expansion of the Phase 1 combination study designed to evaluate the dual combination of COM701 and Opdivo® in patients with advanced solid tumors, where the Company is responsible for and sponsored the expansion cohort and Bristol Myers Squibb provided Opdivo® at no cost to the Company for this study.

On November 10, 2021, the Agreement was further amended to establish a joint steering committee (alongside the existing joint development committee which acts at an operational level) to facilitate strategic oversight and guidance for the programs run under the collaboration.

In conjunction with the signing of the amendment to the Agreement in November 2021, Bristol-Myers Squibb made a $ 20,000 investment in Compugen, see Note 8b.

On August 3, 2022, the Company and Bristol-Myers Squibb entered into a letter agreement pursuant to which the Agreement, as amended thereafter, was terminated as of such date.

g.
On December 18, 2023, the Company entered into an exclusive license agreement (the  “License Agreement”) with Gilead Sciences, Inc. (“Gilead”), pursuant to which the Company granted Gilead an exclusive license under the Company’s pre-clinical antibody program against IL-18 binding protein and all intellectual property rights subsisting therein, to use, research, develop, manufacture and commercialize products, including the Company’s COM503 product candidate (“COM503 License”), and additional products that may be so developed by Gilead (together with COM503, the “Licensed Products”).

Pursuant to the License Agreement, Gilead paid the Company a one-time, upfront payment of $60 million in January 2024. The Company has continued to develop COM503 during the initial development term, which included conducting activities defined within the agreement to advance COM503 through the clearance of an investigational new drug application (“IND”). The Company is eligible to receive from Gilead $30 million in the form of a milestone payment upon clearance of the IND for COM503. The Company is also eligible to receive up to approximately $758 million in additional milestone payments upon the achievement of certain development, regulatory and commercial milestones. The Company is further eligible to receive single-digit to low double-digit tiered royalties on worldwide net sales of Licensed Products.

The Company will be responsible for conducting a Phase 1 clinical trial for COM503, including handling the regulatory matters in connection therewith, and will bear the costs of such trial (including the COM503 drug supply), with Gilead providing at no cost an anti-PD-1/PD-L1 antibody for such trial. In certain circumstances, Gilead may assume the role of conducting the Phase 1 clinical trial.

Upon completion of the Phase 1 clinical trial for COM503, the Company will initiate the transfer of development activities related to COM503 to Gilead, following which, Gilead will have sole responsibility to develop and commercialize the Licensed Products.

During the term of the License Agreement, the Company is prohibited from researching, developing, making, and commercializing any compounds, molecules, products or treatment methods that are directed to IL-18 or any companion diagnostics for an IL-18 product.

Unless terminated early by a party pursuant to its terms, the License Agreement will continue in effect on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration of the last royalty term in such country.

Gilead withheld at source 15% from the upfront payment amount paid to the Company in January 2024 and is expected to continue and withhold at source all taxes required by law from all payments payable to the Company under the License Agreement.

The License Agreement contains customary representations, warranties, covenants, and terms governing the prosecution and enforcement of certain intellectual property and issues related to technology transfer, manufacturing transfer, provisions with respect to establishment of joint steering committee and its governance covenants with respect change of control and others.